Exhibit 99.3

FIRST QUARTER 2013

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” , or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent Ally’s current judgment on what the future may hold, and Ally believes these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; resolution of the Residential Capital, LLC and certain of its subsidiaries; our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

1Q 2013 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-16

Supplemental Detail
Capital	17
Liquidity	18
Deposits	19
Ally Bank Consumer Mortgage HFI Portfolio	20
Discontinued Operations	21
Ownership	22

1Q 2013 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Net financing revenue (ex. OID)	$697	$667	$548	$553	$459	$30	$239
Total other revenue	386	480	775	714	605	(94)	(219)
Total net revenue (ex. OID)	1,083	1,147	1,323	1,267	1,064	(64)	20
Provision for loan losses	131	93	105	33	98	38	33
Controllable expenses (1)	578	638	552	531	578	(60)	0
Other noninterest expenses	380	313	293	440	277	67	103
Core pre-tax (loss) income (2)	$(6)	$103	$373	$263	$111	$(109)	$(116)
Core OID amortization expense (3)	57	56	76	96	108	1	(50)
Income tax (benefit) expense	(123)	(887)	46	(16)	1	764	(124)
Income (loss) from discontinued operations	1,033	466	133	(1,081)	308	567	725
Net income (loss)	$1,093	$1,400	$384	$(898)	$310	$(307)	$783

Selected Balance Sheet Data (Period-End)
Total assets	$166,199	$182,347	$182,482	$178,560	$186,350	$(16,148)	$(20,151)
Consumer loans	64,686	63,536	80,634	77,959	78,004	1,150	(13,318)
Commercial loans (4)	34,437	35,519	40,625	41,954	41,814	(1,082)	(7,377)
Assets of discontinued operations held-for-sale	19,063	32,176	375	383	1,008	(13,113)	18,055
Allowance for loan losses	(1,197)	(1,170)	(1,423)	(1,427)	(1,546)	(27)	349
Deposits	50,326	47,915	49,872	47,992	47,206	2,411	3,120
Common equity (5)	13,534	12,958	11,734	11,332	12,636	576	898
Total equity	20,474	19,898	18,674	18,272	19,576	576	898

Select Financial Ratios
Net interest margin (6)	2.1%	1.9%	1.6%	1.7%	1.5%
Return on average total equity (annualized)	21.7%	29.6%	8.3%	-18.9%	6.4%
Return on average assets (annualized)	2.5%	3.1%	0.8%	-1.9%	0.7%

Capital Ratios
Tier 1 capital ratio	14.6%	13.1%	13.6%	13.6%	13.4%
Tier 1 common capital ratio (7)	7.9%	7.0%	7.3%	7.2%	7.5%
Total risk-based capital ratio	15.6%	14.1%	14.6%	14.6%	14.5%

(1)	Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses
(2)	Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense
(3)	Core OID excludes IO and 2010 issuances
(4)	Includes notes receivable from General Motors
(5)	Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income
(6)	Continuing operations only. Excludes OID amortization expense.
(7)	Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 17 for additional details

1Q 2013 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,135	$1,165	$1,141	$1,140	$1,093	$(30)	$42
Interest on loans held-for-sale	16	24	23	20	31	(8)	(15)
Interest on trading securities	-	-	-	1	9	-	(9)
Interest and dividends on available-for-sale investment securities	68	77	64	77	74	(9)	(6)
Interest-bearing cash	3	5	8	9	2	(2)	1
Operating leases	734	680	631	561	507	54	227
Total financing revenue and other interest income	1,956	1,951	1,867	1,808	1,716	5	240
Interest expense
Interest on deposits	164	164	158	160	163	-	1
Interest on short-term borrowings	16	15	20	19	17	1	(1)
Interest on long-term debt	701	768	851	837	880	(67)	(179)
Total interest expense	881	947	1,029	1,016	1,060	(66)	(179)
Depreciation expense on operating lease assets	435	393	366	335	305	42	130
Net financing revenue	640	611	472	457	351	29	289
Other revenue
Servicing fees	82	83	91	113	122	(1)	(40)
Servicing asset valuation and hedge activities, net	(201)	(78)	134	46	(106)	(123)	(95)
Total servicing income, net	(119)	5	225	159	16	(124)	(135)
Insurance premiums and service revenue earned	259	262	262	261	270	(3)	(11)
Gain on mortgage and automotive loans, net	38	131	142	86	20	(93)	18
Loss on extinguishment of debt	-	(148)	-	-	-	148	-
Other gain on investments, net	51	16	(23)	64	89	35	(38)
Other income, net of losses	157	214	169	144	210	(57)	(53)
Total other revenue	386	480	775	714	605	(94)	(219)
Total net revenue	1,026	1,091	1,247	1,171	956	(65)	70
Provision for loan losses	131	93	105	33	98	38	33
Noninterest expense
Compensation and benefits expense	285	276	257	270	303	9	(18)
Insurance losses and loss adjustment expenses	115	117	90	149	98	(2)	17
Other operating expenses	558	558	498	552	454	-	104
Total noninterest expense	958	951	845	971	855	7	103
(Loss) income from continuing operations before income tax expense	(63)	47	297	167	3	(110)	(66)
Income tax (benefit) expense from continuing operations	(123)	(887)	46	(16)	1	764	(124)
Net income (loss) from continuing operations	60	934	251	183	2	(874)	58
Income (loss) from discontinued operations, net of tax	1,033	466	133	(1,081)	308	567	725
Net income (loss)	$1,093	$1,400	$384	$(898)	$310	$(307)	$783

(1) Includes other interest income, net

1Q 2013 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Assets	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2012	3/31/2012
Cash and cash equivalents
Noninterest-bearing	$1,043	$1,073	$1,305	$2,106	$2,279	$(30)	$(1,236)
Interest-bearing	6,394	6,440	15,852	14,020	10,800	(46)	(4,406)
Total cash and cash equivalents	7,437	7,513	17,157	16,126	13,079	(76)	(5,642)
Trading assets	-	-	-	-	895	-	(895)
Investment securities	15,752	14,178	13,770	13,366	14,942	1,574	810
Loans held-for-sale, net	718	2,576	1,937	2,000	6,670	(1,858)	(5,952)
Finance receivables and loans, net
Finance receivables and loans, net	99,123	99,055	121,259	119,913	119,818	68	(20,695)
Allowance for loan losses	(1,197)	(1,170)	(1,423)	(1,427)	(1,546)	(27)	349
Total finance receivables and loans, net	97,926	97,885	119,836	118,486	118,272	41	(20,346)
Investment in operating leases, net	14,828	13,550	12,708	11,197	10,048	1,278	4,780
Mortgage servicing rights	917	952	902	1,105	2,595	(35)	(1,678)
Premiums receivables and other insurance assets	1,608	1,609	1,861	1,887	1,876	(1)	(268)
Other assets	7,950	11,908	13,936	14,010	16,965	(3,958)	(9,015)
Assets of operations held-for-sale	19,063	32,176	375	383	1,008	(13,113)	18,055
Total assets	$166,199	$182,347	$182,482	$178,560	$186,350	$(16,148)	$(20,151)

Liabilities
Deposit liabilities
Noninterest-bearing	$844	$1,977	$2,487	$2,411	$2,314	$(1,133)	$(1,470)
Interest-bearing	49,482	45,938	47,385	45,581	44,892	3,544	4,590
Total deposit liabilities	50,326	47,915	49,872	47,992	47,206	2,411	3,120
Short-term borrowings	7,618	7,461	5,877	6,010	7,203	157	415
Long-term debt	67,621	74,561	93,119	91,187	94,081	(6,940)	(26,460)
Interest payable	972	932	1,590	1,552	1,675	40	(703)
Unearned insurance premiums and service revenue	2,286	2,296	2,693	2,631	2,632	(10)	(346)
Accrued expense and other liabilities	3,669	6,585	10,403	10,675	13,654	(2,916)	(9,985)
Liabilities of operations held-for-sale	13,233	22,699	254	241	323	(9,466)	12,910
Total liabilities	$145,725	$162,449	$163,808	$160,288	$166,774	$(16,724)	$(21,049)

Equity
Common stock and paid-in capital	$19,668	$19,668	$19,668	$19,668	$19,668	$0	$0
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	5,685	5,685	-	-
Preferred stock	1,255	1,255	1,255	1,255	1,255	-	-
Accumulated deficit	(6,128)	(7,021)	(8,220)	(8,404)	(7,306)	893	1,178
Accumulated other comprehensive income	(6)	311	286	68	274	(317)	(280)
Total equity	20,474	19,898	18,674	18,272	19,576	576	898
Total liabilities and equity	$166,199	$182,347	$182,482	$178,560	$186,350	$(16,148)	$(20,151)

1Q 2013 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)(2)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Assets	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012	12/31/2012	3/31/2012
Interest-bearing cash and cash equivalents	$6,565	$8,970	$13,517	$11,130	$8,724	$(2,405)	$(2,159)
Trading assets	-	-	-	98	958	-	(958)
Investment securities	13,921	13,051	11,414	12,124	12,633	870	1,288
Loans held-for-sale, net	2,027	2,899	2,731	2,179	3,463	(872)	(1,436)
Total finance receivables and loans, net (3)	98,595	98,029	95,180	95,423	90,444	566	8,151
Investment in operating leases, net	14,205	13,125	11,810	10,422	9,345	1,080	4,860
Total interest earning assets	135,313	136,074	134,652	131,376	125,568	(761)	9,745
Noninterest-bearing cash and cash equivalents	1,967	1,623	1,489	2,337	1,682	344	285
Other assets (4)	38,257	46,981	47,498	52,119	58,516	(8,724)	(20,259)
Allowance for loan losses	(1,172)	(1,189)	(1,211)	(1,250)	(1,274)	17	102
Total assets	$174,365	$183,490	$182,428	$184,582	$184,492	$(9,125)	$(10,127)

Liabilities
Interest-bearing deposit liabilities	$47,985	$44,296	$42,470	$41,583	$41,128	$3,689	$6,857
Short-term borrowings	4,585	4,259	3,390	3,718	3,436	326	1,149
Long-term debt (5)	71,957	78,202	78,130	78,053	72,719	(6,245)	(762)
Total interest-bearing liabilities (5)	124,527	126,757	123,990	123,354	117,283	(2,230)	7,244
Noninterest-bearing deposit liabilities	1,579	2,228	2,503	2,279	2,142	(649)	(563)
Other liabilities (4)	28,087	35,567	37,416	39,991	45,588	(7,480)	(17,501)
Total liabilities	$154,193	$164,552	$163,909	$165,624	$165,012	$(10,359)	$(10,819)

Equity
Total equity	$20,172	$18,937	$18,519	$18,958	$19,480	$1,235	$692
Total liabilities and equity	$174,365	$183,490	$182,428	$184,582	$184,492	$(9,125)	$(10,127)

(1)	Average balances are calculated using a combination of monthly and daily average methodologies
(2)	Prior periods exclude ResCap
(3)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs
(4)	Includes discontinued operations
(5)	QTD: Average balance includes $1,753 million and $2,062 million related to original issue discount at March 31, 2013 and 2012, respectively. Interest expense includes original issue discount amortization of $57 million and $108 million as of March 31, 2013 and 2012, respectively

1Q 2013 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Automotive Finance	$343	$371	$337	$440	$241	$(28)	$102
Insurance	61	27	13	20	100	34	(39)
Dealer Financial Services	404	398	350	460	341	6	63
Mortgage	(204)	99	331	102	63	(303)	(267)
Corporate and Other (ex. OID) (1)	(206)	(394)	(308)	(299)	(293)	188	88
Core pre-tax (loss) income (2)	$(6)	$103	$373	$263	$111	$(109)	$(116)
Core OID amortization expense	57	56	76	96	108	1	(50)
Income tax (benefit) expense	(123)	(887)	46	(16)	1	764	(124)
Income (loss) from discontinued operations	1,033	466	133	(1,081)	308	567	725
Net income (loss)	$1,093	$1,400	$384	$(898)	$310	$(307)	$783

(1)	Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with new debt issuances and bond exchanges. Corporate and Other also includes the Commercial Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued.
(2)	Core pre-tax (loss) income is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

1Q 2013 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Net financing revenue
Consumer	$729	$739	$719	$708	$661	$(10)	$68
Commercial (1)	281	294	283	290	285	(13)	(4)
Loans held-for-sale	-	-	4	6	5	-	(5)
Operating leases	734	680	631	561	507	54	227
Other interest income	7	10	12	15	15	(3)	(8)
Total financing revenue and other interest income	1,751	1,723	1,649	1,580	1,473	28	278
Interest expense	543	554	555	552	538	(11)	5
Depreciation expense on operating lease assets	435	393	366	335	305	42	130
Net financing revenue	773	776	728	693	630	(3)	143
Other revenue
Servicing fees	19	23	26	30	30	(4)	(11)
Gain on automotive loans, net	-	-	2	39	-	-	-
Other income	63	35	47	43	47	28	16
Total other revenue	82	58	75	112	77	24	5
Total net revenue	855	834	803	805	707	21	148
Provision for loan losses	112	59	101	15	78	53	34
Noninterest expense
Compensation and benefits	113	112	99	97	108	1	5
Other operating expenses	287	292	266	253	280	(5)	7
Total noninterest expense	400	404	365	350	388	(4)	12
Income before income tax expense	$343	$371	$337	$440	$241	$(28)	$102

Balance Sheet (Period-End)
Cash, trading and investment securities	$10	$10	$30	$22	$22	$-	$(12)
Loans held-for-sale	-	-	-	623	623	-	(623)
Finance receivables and loans, net:
Consumer loans	55,014	53,715	70,847	68,136	67,214	1,299	(12,200)
Commercial loans (2)	31,944	32,894	37,437	38,424	39,224	(950)	(7,280)
Allowance for loan losses	(698)	(670)	(929)	(906)	(976)	(28)	278
Total finance receivables and loans, net	$86,260	$85,939	$107,355	$105,654	$105,462	$321	$(19,202)
Investment in operating leases, net	14,828	13,550	12,708	11,197	10,048	1,278	4,780
Other assets	1,165	1,389	3,079	2,941	2,839	(224)	(1,674)
Assets of operations held-for-sale	16,619	27,523	80	86	87	(10,904)	16,532
Total assets	$118,882	$128,411	$123,252	$120,523	$119,081	$(9,529)	$(199)

(1)	Includes intercompany activity
(2)	Includes notes receivable from General Motors and intercompany

1Q 2013 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

U.S. Market	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
SAAR (units in millions)	15.3	15.0	14.5	14.0	14.5	0.2	0.8
Industry light vehicle sales (units in millions)	3.7	3.6	3.6	3.8	3.5	0.1	0.2
GM market share	18.1%	17.6%	18.0%	18.7%	17.6%
Chrysler market share	11.7%	11.2%	11.5%	11.5%	11.5%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$1.3	$1.4	$0.9	$1.9	$1.7	$(0.1)	$(0.5)
GM new retail standard	1.5	1.5	1.6	1.5	1.6	(0.0)	(0.1)
Chrysler new retail subvented	0.2	0.3	0.5	0.7	0.5	(0.0)	(0.3)
Chrysler new retail standard	1.0	1.1	1.1	1.1	1.1	(0.0)	(0.0)
Diversified new	0.5	0.5	0.6	0.6	0.5	0.1	(0.0)
Lease	2.7	2.1	2.6	2.1	1.6	0.6	1.1
Used	2.5	2.1	2.3	2.6	2.6	0.4	(0.2)
Total originations	$9.7	$8.9	$9.6	$10.5	$9.7	$0.8	$0.0

U.S. Consumer Penetration (2)
GM	30.6%	28.4%	29.0%	31.6%	30.7%
Chrysler	23.6%	22.0%	25.4%	28.4%	28.0%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$28.5	$29.5	$26.8	$27.3	$27.5	$(1.0)	$1.0
Other dealer loans	3.4	3.3	3.2	3.1	3.0	0.1	0.4
Total Commercial outstandings	$31.9	$32.8	$29.9	$30.4	$30.5	$(0.9)	$1.3

U.S. Floorplan Penetration (2)
GM penetration	68.6%	69.2%	70.3%	71.2%	72.2%
Chrysler penetration	53.9%	54.9%	56.5%	60.5%	62.0%

U.S. Off-Lease Remarketing (3)
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	$16,306	$17,122	NM	NM	NM	$(816)	NM
Off-lease vehicles terminated - On-balance sheet (# in units)	31,924	19,789	15,502	12,846	15,180	12,135	16,744

(1)	Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers
(2)	Penetration rates are based on the trailing four month average
(3)	U.S. off-lease remarketing sales proceeds for 36 month leases are not meaningful (NM) in certain prior periods as originations of this lease type were immaterial in 1Q 09, 2Q 09, 3Q 09 & 4Q 09

1Q 2013 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Insurance premiums and other income
Insurance premiums and service revenue earned	$259	$262	$262	$261	$270	$(3)	$(11)
Investment income	58	34	(21)	38	73	24	(15)
Other income	3	5	6	17	7	(2)	(4)
Total insurance premiums and other income	320	301	247	316	350	19	(30)
Expense
Insurance losses and loss adjustment expenses	115	117	90	149	98	(2)	17
Acquisition and underwriting expenses
Compensation and benefit expense	15	16	13	15	17	(1)	(2)
Insurance commission expense	92	96	93	94	99	(4)	(7)
Other expense	37	45	38	38	36	(8)	1
Total acquisition and underwriting expense	144	157	144	147	152	(13)	(8)
Total expense	259	274	234	296	250	(15)	9
Income from cont. ops before income tax expense	$61	$27	$13	$20	$100	$34	$(39)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,510	$5,144	$5,670	$5,489	$5,587	$366	$(77)
Finance receivables and loans, net	5	5	5	5	5	-	-
Premiums receivable and other insurance assets	1,617	1,619	2,004	2,019	2,010	(2)	(393)
Other assets	240	513	462	412	433	(273)	(193)
Assets of operations held-for-sale	959	1,158	320	312	359	(199)	600
Total assets	$8,331	$8,439	$8,461	$8,237	$8,394	$(108)	$(63)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services	$233	$239	$285	$283	$250	$(6)	$(17)
Corporate	1	1	1	1	1	(0)	(0)
Total written premiums and revenue	$234	$240	$286	$284	$251	$(6)	$(17)

Loss ratio	44.1%	44.8%	34.1%	54.8%	35.8%
Underwriting expense ratio	55.5%	59.3%	54.6%	54.2%	55.6%
Combined ratio	99.7%	104.1%	88.7%	109.0%	91.4%

1Q 2013 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Net financing revenue
Total financing revenue and other interest income	$122	$146	$159	$146	$166	$(24)	$(44)
Interest expense	88	108	114	117	129	(20)	(41)
Net financing revenue	34	38	45	29	37	(4)	(3)
Servicing fees	63	60	65	83	92	3	(29)
Servicing asset valuation and hedge activities, net	(201)	(78)	134	46	(106)	(123)	(95)
Total servicing income, net	(138)	(18)	199	129	(14)	(120)	(124)
Gain on mortgage loans, net	38	131	140	79	25	(93)	13
Other income, net of losses	81	143	107	112	126	(62)	(45)
Total other revenue	(19)	256	446	320	137	(275)	(156)
Total net revenue	15	294	491	349	174	(279)	(159)
Provision for loan losses	20	33	5	21	27	(13)	(7)
Noninterest expense
Compensation and benefits expense	25	29	25	23	19	(4)	6
Representation and warranty expense	83	(0)	30	141	-	84	83
Other operating expense	91	133	100	62	65	(43)	26
Total noninterest expense	199	162	155	226	84	37	115
Loss (income) from cont. ops before income tax expense	$(204)	$99	$331	$102	$63	$(303)	$(267)

Balance Sheet (Period-End) (1)
Cash, trading and investment securities	$-	$-	$-	$-	$685	$-	$(685)
Loans held-for-sale	701	2,490	1,927	1,377	6,047	(1,789)	(5,346)
Finance receivables and loans, net:
Consumer loans	9,672	9,821	9,787	9,823	10,790	(149)	(1,118)
Commercial loans	-	-	686	1,146	1,418	-	(1,418)
Allowance for loan losses	(451)	(452)	(447)	(473)	(518)	1	67
Total finance receivables and loans, net	$9,221	$9,369	$10,026	$10,496	$11,690	$(148)	$(2,469)
Mortgage servicing rights	917	952	902	1,105	2,595	(35)	(1,678)
Other assets (2)	445	1,933	4,149	4,168	9,062	(1,488)	(8,617)
Total assets	$11,284	$14,744	$17,004	$17,146	$30,079	$(3,460)	$(18,795)

Key Statistics ($ in billions)
Mortgage loan production (3)
Prime conforming	$5.6	$9.1	$7.3	$4.8	$6.5	$(3.5)	$(1.0)
Prime non-conforming	0.5	0.6	0.5	0.6	0.5	(0.1)	0.0
Government	0.0	0.1	0.3	0.5	1.5	(0.0)	(1.4)
Total mortgage loan production	$6.1	$9.8	$8.2	$5.9	$8.5	$(3.6)	$(2.4)

(1)	Mortgage balance sheet includes ResCap results prior to the May 14, 2012 deconsolidation
(2)	Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets
(3)	Excludes ResCap

1Q 2013 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
Includes CFG	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Net financing loss
Total financing revenue and other interest income	$53	$42	$26	$45	$44	$11	$9
Interest expense
Core original issue discount amortization	57	56	76	96	108	1	(50)
Other interest expense	175	211	265	230	264	(36)	(90)
Total interest expense	232	267	341	326	372	(35)	(140)
Net financing loss	(179)	(225)	(315)	(281)	(328)	46	149
Other revenue
Loss on extinguishment of debt	-	(148)	-	-	-	148	-
Other gain on investments, net	3	2	7	36	24	1	(21)
Other income, net of losses (1)	12	33	14	(54)	29	(21)	(17)
Total other revenue (expense)	15	(113)	21	(18)	53	128	(38)
Total net expense	(164)	(338)	(294)	(299)	(275)	174	111
Provision for loan losses	(1)	1	(1)	(3)	(7)	(2)	6
Noninterest expense
Compensation and benefits expense	132	119	120	135	159	13	(27)
Other operating expense (2)	(32)	(8)	(29)	(36)	(26)	(24)	(6)
Total noninterest expense	100	111	91	99	133	(11)	(33)
Loss from cont. ops before income tax expense	$(263)	$(450)	$(384)	$(395)	$(401)	$187	$138

Balance Sheet (Period-End)
Cash, trading and investment securities	$17,669	$16,537	$25,227	$23,981	$22,622	$1,132	$(4,953)
Loans held-for-sale	17	86	10	-	-	(69)	17
Finance receivables and loans, net
Consumer loans	-	-	-	-	-	-	-
Commercial loans (3)	2,488	2,620	2,497	2,379	1,167	(132)	1,321
Allowance for loan losses	(48)	(48)	(47)	(48)	(52)	-	4
Total finance receivables and loans, net	2,440	2,572	2,450	2,331	1,115	(132)	1,325
Other assets	6,091	8,063	6,103	6,357	5,060	(1,972)	1,031
Assets of operations held-for-sale	1,485	3,495	(25)	(15)	(1)	(2,010)	1,486
Total assets	$27,702	$30,753	$33,765	$32,654	$28,796	$(3,051)	$(1,094)

OID Amortization Schedule (4)		2013	2014	2015 and After
Remaining Core OID Amortization (as of 3/31/2013)		$192	$176	Avg = $52/yr

(1)	Includes gain/(loss) on mortgage and automotive loans
(2)	Includes reductions of $193 million for March 31, 2013, $210 million for December 31, 2012, $202 million for September 30, 2012, $195 million for June 30, 2012 and $207 million for March 31, 2012 related to the allocation of corporate overhead expenses to other segments. The receiving segments record their allocation of corporate overhead expense within other operating expense. 2Q12 other operating expense includes the $1,192 million charge taken for ResCap actions
(3)	Includes Intercompany
(4)	Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

1Q 2013 Preliminary Results	13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Ending loan balance (2)	$99,123	$99,055	$121,259	$119,913	$118,986	$67	$(19,864)
30+ Accruing DPD	$930	$1,145	$1,051	$932	$802	$(215)	$128
30+ Accruing DPD %	0.9%	1.2%	0.9%	0.8%	0.7%
Non-performing loans (NPLs)	$938	$858	$1,130	$995	$845	$80	$93
Net charge-offs (NCOs)	$114	$154	$125	$88	$107	$(40)	$7
Net charge-off rate (3)	0.5%	0.5%	0.4%	0.3%	0.4%

Provision for loan losses	$131	$93	$105	$33	$98	$38	$33
Allowance for loan losses (ALLL)	$1,197	$1,170	$1,423	$1,427	$1,546	$26	$(349)

ALLL as % of Loans (4)	1.2%	1.2%	1.2%	1.2%	1.3%
ALLL as % of NPLs (4)	127.6%	136.3%	125.9%	143.4%	182.9%
ALLL as % of NCOs (4)	263.2%	190.0%	285.3%	405.2%	361.2%

(1)	Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses
(2)	1Q 12 ending loan balance excludes FAS 159 and FAS 140
(3)	Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale
(4)	ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

1Q 2013 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
CONTINUING OPERATIONS
Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Allowance for loan losses	$598	$575	$618	$589	$628	$23	$(29)
Total consumer loans	$55,013	$53,713	$52,434	$50,697	$49,444	$1,299	$5,569
Coverage ratio	1.1%	1.1%	1.2%	1.2%	1.3%

Commercial
Allowance for loan losses	$99	$95	$95	$94	$95	$5	$4
Total commercial loans	$31,875	$32,822	$29,935	$30,413	$30,534	$(947)	$1,341
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.3%

Mortgage (1)
Consumer
Allowance for loan losses	$451	$452	$447	$472	$489	$(0)	$(38)
Total consumer loans	$9,672	$9,821	$9,787	$9,823	$9,794	$(148)	$(121)
Coverage ratio	4.7%	4.6%	4.6%	4.8%	5.0%

Corporate and Other (1)(2)
Allowance for loan losses	$48	$48	$47	$48	$52	$(1)	$(5)
Total commercial loans	$2,562	$2,697	$2,591	$2,470	$1,294	$(135)	$1,268
Coverage ratio	1.9%	1.8%	1.8%	1.9%	4.0%

(1)	ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts. Represents domestic allowance for loan losses only
(2)	Includes Insurance

1Q 2013 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

U.S. Auto Delinquencies - HFI Retail Contract Amount (1)	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Delinquent contract $	$843	$1,073	$836	$689	$543	$(230)	$301
% of retail contract $ outstanding	1.53%	2.00%	1.59%	1.36%	1.10%

U.S. Auto Annualized Credit Losses - HFI Retail Contract Amount
Credit losses	$93	$100	$70	$43	$54	$(7)	$40
% of avg. HFI assets	0.69%	0.76%	0.54%	0.34%	0.45%

U.S. Automotive Finance
Repossessions as a % of average number of managed retail contracts outstanding	1.64%	1.55%	1.39%	1.14%	1.43%
Severity of loss per unit serviced - Retail
New	$7,378	$6,986	$6,357	$5,314	$5,341	$392	$2,037
Used	$6,100	$6,459	$5,709	$4,683	$4,834	$(360)	$1,265

(1) $ Amount of accruing contracts greater than 30 days past due

1Q 2013 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)
	QUARTERLY TRENDS					CHANGE VS.

Cost of Funds	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Ally Financial's cost of borrowing (incl. OID)	2.8%	2.9%	3.2%	3.3%	3.6%
Ally Financial's cost of borrowing (excl. OID)	2.6%	2.7%	3.0%	2.9%	3.2%

Capital
Risk-weighted assets	$141.6	$154.0	$150.3	$147.9	$158.5	$(12.4)	$(16.9)

Tier 1 capital ratio	14.6%	13.1%	13.6%	13.6%	13.4%
Tier 1 common capital ratio	7.9%	7.0%	7.3%	7.2%	7.5%
Total risk-based capital ratio	15.6%	14.1%	14.6%	14.6%	14.5%

Tangible common equity / Tangible assets	7.9%	6.9%	6.2%	6.1%	6.5%
Tangible common equity / Risk-weighted assets	9.2%	8.1%	7.5%	7.3%	7.7%

Shareholders’ equity	$20.5	$19.9	$18.7	$18.3	$19.6	$0.6	$0.9
less: Goodwill and certain other intangibles	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Unrealized (gains) losses and other adjustments	(1.9)	(1.7)	(0.3)	(0.2)	(0.3)	(0.2)	(1.6)
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$20.7	$20.2	$20.4	$20.1	$21.3	$0.5	$(0.6)

Tier 1 capital	$20.7	$20.2	$20.4	$20.1	$21.3	$0.5	$(0.6)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$11.2	$10.7	$10.9	$10.7	$11.8	$0.5	$(0.6)

Tier 1 capital	$20.7	$20.2	$20.4	$20.1	$21.3	$0.5	$(0.6)
add: Qualifying subordinated debt and redeemable preferred stock	0.3	0.3	0.2	0.2	0.2	-	0.1
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.2	1.3	1.4	-	(0.2)
Total risk-based capital	$22.1	$21.7	$21.9	$21.6	$22.9	$0.4	$(0.8)

Total shareholders' equity	$20.5	$19.9	$18.7	$18.3	$19.6	$0.6	$0.9
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible common equity (2)	$13.0	$12.5	$11.3	$10.8	$12.1	$0.5	$0.9

Total assets	$166.2	$182.3	$182.5	$178.6	$186.4	$(16.1)	$(20.2)
less: Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible assets	$165.7	$181.9	$182.0	$178.1	$185.9	$(16.2)	$(20.2)

Note: Numbers may not foot due to rounding

(1)	We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.
(2)	We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

1Q 2013 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)
	3/31/2013		12/31/2012		3/31/2012
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents	$3.5	$3.1	$4.2	$2.7	$6.8	$4.4
Highly liquid securities (2)	0.9	6.2	0.9	5.9	0.2	5.4
Current committed unused capacity (3)	11.3	3.3	7.2	6.2	12.0	6.7
Subtotal	$15.7	$12.6	$12.3	$14.8	$19.0	$16.5
Ally Bank intercompany loan (4)	2.2	(2.2)	1.6	(1.6)	3.0	(3.0)
Total Current Available Liquidity	$17.9	$10.4	$13.9	$13.2	$22.0	$13.5
Forward commited unused capacity (5)	1.6	-	1.7	-	2.5	-
Total Available Liquidity	$19.5	$10.4	$15.6	$13.2	$24.5	$13.5

Unsecured Long-Term Debt Maturity Profile	2013	2014	2015	2016	2017	2018 and After
Consolidated remaining maturities (6)	$1.0	$5.6	$5.1	$2.0	$3.7	$16.7

(1)	Parent company liquidity is defined as our consolidated operations less Ally Bank and the subsidiaries of Ally Insurance Holding Company
(2)	Includes UST, Agency debt and Agency MBS
(3)	Includes equal allocation of shared unused capacity totaling $3.0 billion in 1Q13, $3.0 billion in 4Q12 and $3.8 billion in 1Q12, which can be used by Ally Bank or the Parent
(4)	To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to a 5 days notice
(5)	Represents capacity from certain forward purchase commitments and committed secured facilities that are generally reliant upon the origination of future automotive receivables over the next 12 months
(6)	Excludes OID amortization

1Q 2013 Preliminary Results	18

ALLY FINANCIAL INC. DEPOSITS

($ in millions)
		QUARTERLY TRENDS				CHANGE VS.

Key Statistics	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Average retail CD maturity (months)	29.9	29.5	29.1	28.8	28.2	0.4	1.7
Average retail deposit rate	1.29%	1.34%	1.36%	1.41%	1.46%

CD balances up for renewal	$3,105	$2,595	$2,495	$3,345	$2,911	$510	$194
CD balances retained (1)	2,873	2,405	2,282	3,010	2,647	468	226
Retention rate	93%	93%	91%	90%	91%

Ally Financial Deposits Levels
Ally Bank retail	$38,770	$35,042	$32,139	$30,404	$29,323	$3,729	$9,447
Ally Bank brokered	9,876	9,914	9,882	9,905	9,884	(37)	(8)
ResMor (2)	-	-	3,753	3,491	3,519	-	(3,519)
Other	1,679	2,960	4,098	4,192	4,480	(1,280)	(2,801)
Total deposits	$50,326	$47,915	$49,872	$47,992	$47,206	$2,411	$3,120

(1)	Retention includes balances retained in any Ally Bank product
(2)	ResMor moved to discontinued operations in 4Q12 and sold in 1Q13

1Q 2013 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)
	HISTORICAL QUARTERLY TRENDS

Loan Value	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12
Gross carry value	$9.7	$9.8	$9.7	$9.8	$9.7
Net carry value	$9.2	$9.3	$9.3	$9.3	$9.3

Estimated Pool Characteristics
% Prime jumbo (> 1/1/2009)	40.2%	38.9%	36.6%	34.5%	31.2%
% Second lien	11.3%	11.7%	12.3%	12.8%	13.4%
% Interest only	19.5%	21.2%	23.3%	25.9%	29.1%
% 30+ Day delinquent	3.0%	3.0%	3.2%	3.2%	3.3%
% Low/No documentation	13.7%	14.0%	14.5%	14.9%	15.6%
% Non-primary residence	3.6%	3.7%	3.8%	3.9%	3.9%
Refreshed FICO	730	730	730	730	728
Wtd. Avg. LTV/CLTV (1)	85.3%	88.9%	89.8%	90.4%	91.8%
Higher risk geographies (2)	40.8%	40.3%	39.6%	39.2%	38.6%

(1)	Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices
(2)	Includes CA, FL, MI and AZ

1Q 2013 Preliminary Results	20

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS, NET OF TAX

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.

Impact of Discontinued Operations (1)	1Q 13	4Q 12	3Q 12	2Q 12	1Q 12	4Q 12	1Q 12
Canada	$908	$25	$34	$51	$62	$883	$846
International Auto	129	86	91	113	75	42	54
Insurance	28	38	13	(3)	38	(9)	(10)
Dealer Financial Services	1,065	150	138	160	175	916	890
Mortgage Operations	0	0	(0)	(84)	164	0	(164)
Corporate and Other	(16)	26	32	(1,121)	33	(42)	(49)
Consolidated pretax income	$1,049	$175	$170	$(1,044)	$373	$874	$677
Tax expense (benefit)	17	(291)	38	36	65	307	(48)
Consolidated net income	$1,033	$466	$133	$(1,081)	$308	$567	$725

Assets of discontinued operations held-for-sale	$19,063	$32,176	$375	$383	$1,008	$(13,113)	$18,055

Businesses classified as discontinued operations above
Automotive Finance
Canada
Europe, Latin America and China (J.V.)
Insurance
ABA Seguros
U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America
Mortgage
ResCap

(1)	Included are operations that have been wound down or sold in addition to those held for sale

 Note: The sales of Canada and Europe (ex. France), Mexico, Colombia and Chile were completed 1Q13. The sales of France, Brazil and the China (J.V.) as well as the Mexican Insurance business are expected to occur throughout 2013.

1Q 2013 Preliminary Results	21

ALLY FINANCIAL INC. OWNERSHIP

Common Ownership as of 1Q 13

Other Tier 1 Capital as of 1Q 13

		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$2,667	$2,543
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$5,938	$5,685
Series G Perpetual Preferred	Investors	$2,577	$234
Series A Perpetual Preferred	Investors	$1,022	$1,021

(1) Includes exercised warrants

1Q 2013 Preliminary Results	22